UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

April 12, 2018

Date of Report (Date of Earliest event reported)

SHARING SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-205310	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 100, Plano, TX 75075
(Address of principal executive offices)

Registrant's telephone number, including area code:	714-203-6717

_________________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 1.01 Entry into a Material Definitive Agreement

On April 13, 2018, Sharing Services, Inc. (the “Company”) closed a financing transaction whereby the Company borrowed the sum of One Hundred Thousand dollars ($100,000.00) from an accredited investor, RB Capital Partners, Inc. (the “Lender”).  The transaction involved the issuance by the Company in favor of the Lender of a Convertible Promissory Note (the “Note”) in the principal amount of $100,000.00.  The Note accrues interest at the rate of Twelve percent (12%) per annum with the principal amount and all accrued interest being due and payable on April 13, 2019.  At the option of the Lender, the Note is convertible into shares of the Company’s common stock at any time following 180 days from its issuance. The foregoing description of the Note dated April 13, 2018 is a summary only and is qualified in its entirety by the full text of the Note, which is filed as Exhibit 1.1 hereto, and incorporated herein by reference.

Item 3.02 Unregistered sales of equity Securities.

In connection with the closing of the transaction, described in Item 1.01 above, the Company issued a Convertible Promissory Note in the amount of One Hundred Thousand dollars ($100,000.00) (the “Securities”). The Lender has represented that it was acquiring the Securities for investment and not with a view toward resale or public distribution of such Securities, and acknowledged that the Securities had not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and that they constituted “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act. The Note bears a restrictive legend. The issuance of Securities to the Lender was conducted in reliance on Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Not applicable.

(e)

In connection with his service as Chairman of the Board of the Company, on April 12, 2018 Robert Oblon entered into a Contractor Agreement (the “Agreement”) with the Company which was effective on April 1, 2018.   Pursuant to the terms of the Agreement, Mr. Oblon will be compensated for his service as Chairman of the Board at the rate of $10,000 per month payable on the 15th day of each month commencing April 15, 2018.  The foregoing description of the Agreement is a summary only and is qualified in its entirety by the full text of the Agreement, which is filed as Exhibit 1.2 hereto, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit	Location
1.1	Convertible Promissory Note dated April 13, 2018 issued by Sharing Services, Inc., in favor of RB Capital Partners, Inc., in the principal amount of One Hundred Thousand dollars ($100,000.00).	Provided herewith
1.2	Contractor Agreement dated April 12, 2018 by and between Sharing Services, Inc. and Robert Oblon.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2018 SHARING SERVICES, INC. /s/ John Thatch Name: John Thatch Title: Chief Executive Officer/President